FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 13, 2007

                          GLOBETEL COMMUNICATIONS CORP.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      0-23532                 88-0292161
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)

        101 NE 3rd Ave, Suite 1500, Fort Lauderdale, FL            33301
          (Address of Principal Executive Offices)               (Zip Code)

      Registrant's telephone number, including area code: 954-332-3759


            Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Change in Registrant's Certifying Accountant

The Board of Directors of GlobeTel Communications Corp. has appointed Weinberg & Company, P.A. of Boca Raton, Florida as the Company's new independent registered public accounting firm to audit and certify our financial statements for fiscal year ended December 31, 2006. Weinberg & Company has accepted this appointment and has been engaged by the Company. During the most recent fiscal year and through April 13, 2007, neither the Company nor any one on behalf of the Company has consulted with Weinberg & Company, P.A. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters or reportable events required to be disclosed under Items 304 (a) (2) (i) and (ii) of Regulation S-K.


The Company had provided Weinberg & Company with a copy of this Current Report on Form 8-K prior to filing it with the SEC.


                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GlobeTel Communications Corp.


Dated: April 16, 2007                  By: /s/ Peter Khoury
                                           --------------------------
                                           Peter Khoury
                                           Chief Executive Officer